1 © Copyright 2022. Avalo Therapeutics. All rights reserved. Avalo is a leading clinical-stage biopharmaceutical company that employs a precision medicine approach to discover, develop, and commercialize highly targeted therapeutics in areas of significant unmet clinical need. Innovation Driven by Compassion March 2022 Corporate Presentation EX-99.1

2 © Copyright 2022. Avalo Therapeutics. All rights reserved. This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the control of Avalo Therapeutics, Inc. (“Avalo” or the “Company”), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Avalo’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “might,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: the future financial and operational outlook; the development of product candidates or products; timing and success of trial results and regulatory review; potential attributes and benefits of product candidates; and other statements that are not historical. These statements are based upon the current beliefs and expectations of Avalo’s management but are subject to significant risks and uncertainties, including: drug development costs, timing and other risks, including reliance on investigators and enrollment of patients in clinical trials, which might be slowed by the COVID-19 pandemic; reliance on key personnel, including as a result of recent management changes; regulatory risks; Avalo’s cash position and the potential need for it to raise additional capital; general economic and market risks and uncertainties, including those caused by the COVID-19 pandemic and the war in Ukraine; and those other risks detailed in Avalo’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Avalo expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Avalo’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Forward-Looking Statements

3 © Copyright 2022. Avalo Therapeutics. All rights reserved. Experienced Management Team Decades of successful leadership, product development, commercialization in pharma and biotech *Presenter Garry A. Neil, MD President, Chief Executive Officer* Lisa Hegg, PhD SVP, Program Management and Corporate Infrastructure Colleen Matkowski SVP, Global Regulatory Affairs and Quality Assurance Scott White, MD VP, Clinical Development Dino C. Miano, PhD SVP, CMC and Technical Operations Chris Sullivan Chief Financial Officer

4 © Copyright 2022. Avalo Therapeutics. All rights reserved. Avalo Therapeutics (AVTX) 1POC: Proof of Concept studies; 2COVID-19 ARDS: SARS-COV2 associated acute respiratory distress syndrome (ARDS), program also has Fast Track designation from FDA 3RPDD: Rare pediatric disease designation ; 4CDG: Congenital disorder of glycosylation AVTX-002 (anti-LIGHT mAb) POC1 in COVID-19 ARDS2 with Fast Track, and IBD, NEA trial underway - phase 2 data 4Q22 Pivotal trial data for orphan/RPDD3 CDG4 program (AVTX-803) 4Q22 Second orphan/RPDD CDG program (AVTX-801) will initiate 2022   Focused portfolio emphasizing high value “first in class” immunology mAb

5 © Copyright 2022. Avalo Therapeutics. All rights reserved. New management team: Experienced experts who know the pipeline and people Drive value for shareholders: allocate capital to most promising programs: – Focus on highest value indications for promising novel biologics: AVTX-002 and AVTX-007 – Advance pivotal orphan/RPDD CDG programs: AVTX-803 and AVTX-801 – Out-license/divest non-strategic assets: AVTX-006 Emphasize: Rigorous scientific studies Operational excellence Strategic partnerships AVTX 2022 Corporate Highlights

Clinical-Stage Pipeline

Program	Mechanism of Action	Lead Indication	Designation	Clinical Development Stage: Phase 1	Phase 2	Phase 3/Pivotal	Anticipated Milestone
Immunology							
AVTX-002	Anti-LIGHT mAb	NEA					Phase 2 Top-line Data 4Q 2022
		Inflammatory bowel disease	–				*
		COVID-19 ARDS	Fast Track				**
AVTX-007	Anti-IL-18 mAb	Still's disease	–				Top-line Data 2023‡
Rare Genetic Diseases							
AVTX-803	L-Fucose replacement	LAD II (SLC35C1-CDG)	ODD RPDD Fast Track				Pivotal Trial Data 4Q 2022
AVTX-801	D- Galactose replacement	PGM1-CDG					Pivotal Trial Data 2023‡‡

* The Company is considering a possible randomized, double-blind, placebo-controlled clinical trial in moderate to severe refractory patients with IBD

** Further development of AVTX-002 for treatment of COVID-19 ARDS is currently dependent on third party funding

‡ Management is currently reviewing preliminary data and path forward related to this indication; updates will be forthcoming upon finalization of the review

‡‡ This study is sponsored by a third party; currently working with study sponsor to refine milestone timing

ARDS, acute respiratory distress syndrome; CDG, congenital disorder of glycosylation; IL, interleukin; LAD, leukocyte adhesion deficiency; mAb, monoclonal antibody; NEA, non-eosinophilic asthma; ODD, orphan drug designation; PGM1, phosphoglucomutase 1; RPDD, rare pediatric disease designation, Inflammatory bowel disease (IBD)

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© Copyright 2022. Avalo Therapeutics. All rights reserved.

7 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-002 Anti-LIGHT mAb

8 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Fully human monoclonal antibody (mAb) to LIGHT • POC in 2 indications: COVID-19 ARDS & IBD1 • Currently in phase 2 for non-eosinophilic asthma (NEA) AVTX-002: First-in-class anti-LIGHT (TNFSF14) mAb *Worldwide rights licensed from Kyowa Kirin Corpoation (KKC). KKC has an option to retain the rights in Japan. 1Inflammatory Bowel Disease (IBD)

LIGHT is a Key Driver of Acute & Chronic Inflammation

- LIGHT/TNFSF14 is an immunoregulatory cytokine
- Critical for neutrophil, NK, T and B cell function
- 2 primary receptors: LTβR, HVEM receptors
- Pivotal role in lung, GI tract, & other tissues[1]
- Reducing LIGHT can moderate immune dysregulation in many acute and chronic inflammatory disorders



Neutrophil
NK
LIGHT
LTβR
MAC
Stromal Cells
DC
CD4Tem
Tfh
B Cell
LIGHT-HVEM
TCR/MHCII

1. Ware, C., Croft, M., and Neil, G. Manuscript in preparation
CD4Tem, effector-memory T cells; DC, dendritic cell; MAC, macrophage; NK, natural killer cell; Tfh, T follicular helper cells

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10 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-002 Significantly Reduced Respiratory Failure and Mortality in Phase 2 POC COVID-19 ARDS Study Perlin, D. S. et al. Randomized, double-blind, controlled trial of human anti-LIGHT monoclonal antibody in COVID-19 acute respiratory distress syndrome. J Clin Invest (2021) doi:10.1172/jci153173. LIGHT Levels (pg/mL) Over Treatment Period Percentage of Patients with Respiratory Failure of death by Day 28 AVTX-002 (n=36) Placebo (n=34) LI G HT L ev el s ( pg /m L) 400 300 200 100 0 Day 5Day 1 (Baseline) Day 2

11 © Copyright 2022. Avalo Therapeutics. All rights reserved. • A single dose rapidly reduced serum free-LIGHT levels by ⋍ 85%1 • Well-tolerated; no increase in serious adverse events vsplacebo • Evidence of clinically important anti-inflammatory effect in the lung • Granted Fast Track designation by FDA • Potential for benefit in other causes of ARDS, and other lung inflammation AVTX-002 POC in COVID-19 ARDS 1. Perlin DS et al. Randomized, double-blind, controlled trial of human anti-LIGHT monoclonal antibody in COVID-19 acute respiratory distress syndrome

12 © Copyright 2022. Avalo Therapeutics. All rights reserved. FOR DISCUSSION PURPOSES ONLY AVTX-002 for Non-Eosinophilic Asthma (NEA) New Indication

Non-Eosinophilic Asthma (NEA)

Patient Population	• US Prevalence of asthma ≌ 25M[1] • NEA accounts for ≌ 47% of asthma[2,3] • 50% of patients with asthma remain controlled[4]
Signs and Symptoms[4]	• Typical asthma symptoms; often more severe/resistant to treatment[5] • Associated with smoking, pollution, infections, obesity[5]
Treatment Approach[4]	• Standard therapies for asthma; many NEA patients remain uncontrolled[6,7] • Currently no approved targeted therapies for NEA
Rationale for AVTX-002	• Sputum LIGHT levels negatively associated with lung function (FEV_1 and FVC) in asthma[8,9] • Higher LIGHT levels in sputum in asthma patients with neutrophilia[8] • Neutrophils have high pre-formed LIGHT levels[10]

1. Asthma and Allergy Foundation of America. Asthma facts and figures. https://www.aafa.org/asthma-facts/. Accessed January 3, 2022. 2. McGrath KW et al. *Am J Resp Crit Care Med.* 2012;185(6):612-619. 3. Jiang Y et al. *Allergy Asthma Clin Immunol.* 2021;17(1):45. 4. Centers for Disease Control and Prevention. AsthmaStats: Uncontrolled asthma among adults, 2016. https://www.cdc.gov/asthma/asthma_stats/uncontrolled-asthma-adults.htm. Accessed January 3, 2022.
5. Carr, T. F., Zeki, A. A. & Kraft, M. Eosinophilic and Noneosinophilic Asthma. *Am J Resp Crit Care* **197**, 22–37 (2017). 6. Esteban-Gorgojo I et al. *J Asthma Allergy.* 2018;11:267-281. 7. ClearView Healthcare Partners Analysis, June 2021. 8. Hastie AT et al. *J Allergy Clin Immunol.* 2010;125(5):1028-1036. 9. Romeo J et al. *J Allergy Clin Immunol*. 2013;131(2 Suppl):AB203. Abstract 725. 10. Rørvig et al *J Leukocyte Biol* **94**, 711–721 (2013).

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AVTX-002 for NEA: Trial Design

Clinical Trial Design

Multicenter, Phase 2 Study of AVTX-002 in patients with NEA

Inclusion Criteria

- Poorly controlled asthma on LABA* (salmeterol) and ICS† (fluticasone)
- Exacerbation within 1 year previously
- Blood eosinophil count <250 cells/dL

Estimated Enrollment: N=80

AVTX-002 8 mg/kg (max 600 mg) q4wks (n=40)

12 weeks

- Discontinue LABA at Week 2
- Reduce ICS at Week 4 by 50%
- Discontinue ICS at Week 6

Placebo (n=40)

Primary Endpoint

- Time to exacerbation

Key Secondary / Exploratory Endpoints

- Proportion of patients with exacerbation
- Change in FEV_1‡ from baseline
- Change in ACQ§ from baseline

Topline Data Expected 4Q22

*LABA, long-acting beta-agonist; †ICS, inhaled corticosteroid; ‡FEV_1, forced expiratory volume in 1 second; §ACQ, asthma control questionnaire.
Trial Design Performed With Dupilumab (Demonstrated Kaplan-Meier Curve Difference in Time to Exacerbation)

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© Copyright 2022. Avalo Therapeutics. All rights reserved.

15 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Open-label uncontrolled study in patients with moderate - severe Crohn’s disease who previously failed anti-TNFα mAb1 and other biologics • Rapid reduction in serum free LIGHT levels • Well-tolerated: no drug-related serious adverse events observed • Clinically meaningful mucosal healing signal observed in preliminary analysis – 3 out of 7 patients demonstrated evidence of mucosal healing as determined by colonoscopy and adjudicated by a central reader with one patient achieving remission in preliminary analysis2 • Randomized placebo-controlled trial in ulcerative colitis under evaluation Efficacy signal observed in Crohn’s disease phase 1B study 1TNFα, tumor necrosis factor alpha; mAb, monoclonal antibody; †SES-CD, Simple Endoscopic Score for Crohn’s Disease 2Updated since 1/06/22 release; final analysis of colonoscopy (SES-CD) scores, symptom scores and biomarkers ongoing expected in 2Q22

16 © Copyright 2022. Avalo Therapeutics. All rights reserved. Congenital Disorders of Glycosylation (CDGs) AVTX-803

AVTX-803: Leukocyte Adhesion Disorders (LAD-II)

LAD Type II: Absence of Sialyl Lewis X of E-selectin (*SLC35C1* mutation)

Overview

Patient Population
- Ultraorphan disease: worldwide prevalence ~10-20 pt
- Nonfunctional GDP-fucose transporter with decreased fucosylation
- Absence of sialyl Lewis X (CD15a) expression

Signs and Symptoms
- Facial dysmorphism/ Growth & cognitive impairment
- Recurrent bacterial infections due to neutrophil dysfunction

Diagnosis/ Evaluation
- Flow cytometry for sialyl Lewis X (CD15a) expression
- Leukocytosis/neutrophil function assay
- H antigen expression (for pharmacodynamic effect)

Treatment
- Currently no FDA-approved treatment; patients use OTC fucose
- AVTX-803 granted orphan drug, Fast Track & rare pediatric disease designation

LAD-II (SLC35C1-CGD) Pathophysiology


Weak interaction rolling
Glycan with sialyl Lewis-X
Leukocyte
Firm adhesion
Selectin
Integrin
Extravasation
GlcNAc
Galactose
Sialic acid
Fucose
α3
β4
α3
R
Sialyl Lewis-X antigen

- Type II (LAD-II) caused by LOF mutation in *SLC35C1* gene resulting Inability to fucosylate certain critical proteins
- Absence of sialyl Lewis X results in neutrophil dysfunction

AVTX-803 is an oral formulation of L-fucose that enhances fucosylation of proteins in the absence of a functioning GDP-fucose transporter, partially restoring protein function

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© Copyright 2022. Avalo Therapeutics. All rights reserved.

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AVTX-803 (L-fucose) for Treatment of LAD II (SLC35C1-CDG)

Clinical Program

Trial Design

Single-Center (US), Double-Blind (plus Open-Label Extension) Pivotal Study of AVTX-803 in patients with LAD II (SLC35C1-CDG)

Inclusion Criteria

- Known *SLC35C1* mutation
- Previous known response to L-fucose


Screening/ Baseline
Randomization
AVTX-803* + Food Vehicle
Food Vehicle
Food Vehicle
AVTX-803* + Food Vehicle
Open-Label Ext. AVTX-803*
Period 1
Up to 8 wks
Period 2
Up to 8 wks
6 months

Primary Endpoint

- Restoration of sialyl Lewis X biomarker

Key Secondary / Exploratory Endpoints

- Leukocyte function assay
- Neutrophil counts

Topline pivotal data expected 4Q22

*100-300 mg/kg up to 5x/d based on clinical response

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© Copyright 2022. Avalo Therapeutics. All rights reserved.

Clinical-Stage Pipeline

Program	Mechanism of Action	Lead Indication	Designation	Clinical Development Stage: Phase 1	Phase 2	Phase 3/Pivotal	Anticipated Milestone
Immunology							
AVTX-002	Anti-LIGHT mAb	NEA		✓	✓		Phase 2 Top-line Data 4Q 2022
		Inflammatory bowel disease	–	✓	✓		*
		COVID-19 ARDS	Fast Track	✓	✓		**
AVTX-007	Anti-IL-18 mAb	Still's disease	–	✓			Top-line Data 2023‡
Rare Genetic Diseases							
AVTX-801	D-Galactose replacement	PGM1-CDG	ODD RPDD Fast Track	✓	✓		Pivotal Trial Data 2023‡‡
AVTX-803	L-Fucose replacement	LAD II (SLC35C1-CDG)	ODD RPDD Fast Track	✓	✓		Pivotal Trial Data 4Q 2022

* The Company is considering a possible randomized, double-blind, placebo-controlled clinical trial in moderate to severe refractory patients with IBD

** Further development of AVTX-002 for treatment of COVID-19 ARDS is currently dependent on third party funding

‡ Management is currently reviewing preliminary data and path forward related to this indication; updates will be forthcoming upon finalization of the review

‡‡ This study is sponsored by a third party; currently working with study sponsor to refine milestone timing

ARDS, acute respiratory distress syndrome; CDG, congenital disorder of glycosylation; IL, interleukin; LAD, leukocyte adhesion deficiency; mAb, monoclonal antibody; NEA, non-eosinophilic asthma; ODD, orphan drug designation; PGM1, phosphoglucomutase 1; RPDD, rare pediatric disease designation

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20 © Copyright 2022. Avalo Therapeutics. All rights reserved. Finance Update

21 © Copyright 2022. Avalo Therapeutics. All rights reserved. NASDAQ: AVTX Financial & Investor Information The following data is as of December 31, 2021 • Cash – $54.6M* • Outstanding common shares – 112.8M • Fully diluted shares – 132M • Average daily trading volume – 0.5M Key Financial Highlights * Preliminary unaudited cash balance as of February 28, 2022 is $46.1 million.

22 © Copyright 2022. Avalo Therapeutics. All rights reserved. New Management Team and Pipeline Focus Multiple Meaningful Clinical Catalysts • AVTX-002 NEA data from 80-patient Phase 2 trial in 4Q22 • AVTX-803 LAD II (SLC35C1-CDG) pivotal data 4Q22 • AVTX-801 pivotal study initiation 2022 New Business Development Opportunities • AVTX-006 potential for out-licensing/ divestiture • AVTX-002, evaluate additional strategic opportunities for future AVTX-002 indication expansion, e.g. ulcerative colitis 2022: A Transformational Year for AVTX